UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 22, 2003

                               MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                         _____________________________

               DELAWARE
     (State or other jurisdiction of                     0-18121                              36-3664868
            Incorporation)                     (Commission File Number)         (I.R.S. Employer Identification No.)

      55TH STREET & HOLMES AVENUE
       CLARENDON HILLS, ILLINOIS
    (Address of principal executive                                                             60514
               offices)                                                                      (Zip Code)

       Registrant's telephone number, including area code (630) 325-7300

                                 NOT APPLICABLE
          (Former name or former address, if changed since last year)


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ITEM 5.  OTHER EVENTS.

         Attached as Exhibit 99.1 is a copy of the Press Release issued by MAF Bancorp, Inc. on April 22, 2003 announcing the corporation's financial results for the first quarter of 2003, which is incorporated herein by reference. This information, filed under Item 5. Other Events, is also deemed to be provided under Item 12. Results of Operations and Financial Condition, in accordance with SEC Release No. 33-8216; 34-47583.

ITEM 7(C).  EXHIBITS.

Exhibit 99.1      Press Release dated April 22, 2003

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         See Item 5.


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


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MAF BANCORP, INC.



                                               By:  /s/ Jerry A. Weberling
                                                    ----------------------------
                                                    Jerry A. Weberling
                                                    Executive Vice President and
                                                    Chief Financial Officer

Date:  April 22, 2003


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


                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

Exhibit 99.1      Press Release dated April 22, 2003.


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